UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

_________________

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street

Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On November 28, 2007, the Board of Directors (the "Board") of Irwin Financial Corporation (the "Corporation") approved amendments to the Corporation's Code of By-Laws (the "By-laws") to provide the Corporation with more scheduling flexibility in connection with the annual meeting of shareholders, reflect changes in Indiana law and certain of the Corporation's governance practices, and delete or update certain obsolete By-laws provisions.

The Board amended section 4.021 of the By-laws to provide that the annual meeting of shareholders be held on or before the last day of June (formerly May) of each year. This change offers opportunities to take advantage of the Securities and Exchange Commission's new "e-proxy" rules on provision of proxy materials via the Internet. The rules require a longer notice period prior to the annual meeting than was typically given in the past.

The additional amendments to the By-laws include but are not limited to:

  updating the name of our registered agent (section 2.02);
  establishing a record date for certain distributions as the date the Board authorizes the distribution, if the Board does not fix a record date for this purpose (section 3.07);
  providing that the place and time of shareholder meetings may be determined by the Board or by the Chairman in consultation with the Lead Director (section 4.01);
  providing for the ability to afford shareholder participation in an annual meeting of shareholders by any means of communication by which all participating shareholders may simultaneously hear each other (new section 4.022);
  providing for notice of shareholder meetings at least ten (10) but not more than sixty (60) days before the meeting date by any means permitted by the Indiana Business Corporation Law (the "Act") (section 4.04);
  providing for transmission of shareholder votes by proxy sent by any method authorized by the Act (section 4.066);
  fixing the record date for determining shareholders entitled to vote to be not more than seventy (70) days prior to a shareholders' meeting (section 4.069);
  permitting meetings of the Board to be held at places and times determined by the Chairman in consultation with the Lead Director (section 5.04);
  adding the Lead Director to those persons who may call a special meeting of the Board and permitting notice by any means allowed by the Act (section 5.05);
  acknowledging the Corporation's existing practice of having the Lead Director serve as chair of the executive committee (section 6.01); and
  updating officer titles (section 7.01).

     The full text of changes to the Irwin Financial Corporation Code of By-laws, including previous deleted provisions, is attached as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     d.) Exhibits
Exhibit No.	Description
3.1	Text of Amendments to the Corporation's Code of By-Laws

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: November 30, 2007	By: /s/ Jody A. Littrell __________________________________________
JODY A. LITTRELL First Vice President and Controller

 EXHIBIT INDEX

Exhibit No.	Description
3.1	Text of Amendments to the Corporation's Code of By-Laws